UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

FAVRILLE, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10445 PACIFIC CENTER COURT
SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.  Other Events.

On November 13, 2006, Favrille issued a press release announcing that the Data Monitoring Committee (DMC) completed its prospectively planned interim analysis of a secondary endpoint in the first 233 patients enrolled in the Company’s ongoing pivotal, placebo-controlled Phase 3 clinical trial of FavId® following Rituxan® induction therapy in patients with follicular B-cell non-Hodgkin’s lymphoma (NHL).

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

99.1        Press release of the registrant dated November 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.
	By:	/s/ Tamara A. Seymour
Date: November 13, 2006		Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

99.1        Press release of the registrant dated November 13, 2006.